Exhibit 77(q)

Exhibits

(a)(1)  Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share (Class W Shares), effective November 19, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(a)(2)  Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective January 23, 2008 (ING Principal Protection Fund V into ING Index Plus LargeCap Equity Fund V) – Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on January 22, 2008 and incorporated herein by reference.

(a)(3)  Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective April 23, 2008 (ING Principal Protection Fund VI into ING Index Plus LargeCap Equity Fund VI) – Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement to Form N-1A filed on April 23, 2008 and incorporated herein by reference.

(a)(4)  Amendment Establishment and Designation of Series and Classes of Beneficial Interest , Par Value $0.01 Per Share (Class O Shares for ING MidCap Opportunities Fund and ING Value Choice), effective May 30, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(e)(1)  Amended and Restated Schedule A, dated August 1, 2007 with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC (ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III and ING Principal Protection Fund IV – ING Principal Protection Fund XII) – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(e)(1)  Schedule A, dated October 2007, with respect to the Investment Management Agreement between ING Investments, LLC and ING Equity Trust – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(e)(2)  Fourth Amendment, effective as of September 15, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(e)(3)  Amended Schedule A, dated January 1, 2008,  with respect to the Sub-Advisory Agreement, dated September 23, 2002 between ING Investments, LLC and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(e)(4)  Third Amendment to the Sub-Advisory Agreement, effective as of December 15, 2006, between ING Investments, LLC and ING Clarion Real Estate Securities L.P. (formerly, Clarion CRA Securities, L.P.) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(e)(5)  Amended Schedule A effective December 17, 2007 to the Amended and Restated Expense Limitation Agreement – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2007 and incorporated herein by reference.

(e)(6)  Fee Waiver Letter, dated December 17, 2007, for ING SmallCap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(e)(7)  Fee Waiver Letter, dated January 1, 2008 for ING MidCap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(e)(8)  Amended Schedule A, effective May 30, 2008, to the Amended and Restated Expense Limitation Agreement, – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.